UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2008

SAHARA MEDIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52363	74-2820999
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

81 Greene Street, 4th Floor
New York, New York 10012
(Address of principal executive offices) (zip code)

(212) 343-9200
 (Registrant's telephone number, including area code)

Copies to:
Marc Ross, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On December 31, 2008, Sahara Media Holdings, Inc. (the “Company”), and the Company’s wholly-owned subsidiary Sahara Media, Inc. (“Sahara Sub”) entered into an agreement of termination and release (the “Termination Agreement”) with Marathon Advisors (“Marathon”) and Brian Rodriguez, the president of Marathon. Pursuant to the Termination Agreement, Sahara Sub and Marathon agreed to terminate the engagement agreement, dated July 1, 2008, between Sahara Sub and Marathon (the “Engagement Agreement”).

Pursuant to the Engagement Agreement, Sahara Sub had retained Marathon to provide consulting services, including with respect to internal controls, corporate governance and accounting issues, for a term of one year commencing on the closing of the Company’s acquisition of Sahara Sub in September 2008. Pursuant to the Engagement Agreement, Sahara Sub had agreed to pay Marathon a monthly fee of $7,000 for its services during the term of the Engagement Agreement. In addition, pursuant to the Engagement Agreement, Marathon was issued 100,000 shares of common stock of the Company (the “Common Shares”) and a warrant to purchase 300,000 shares of common stock of the Company with an exercise price of $1.10 (the “Warrant”).

Pursuant to the Termination Agreement, Marathon will retain the Common Shares issued pursuant to the Engagement Agreement, and the Company agreed to provide Marathon with piggy-back registration rights with respect to the Common Shares, subject to Securities and Exchange Commission limitations.

Pursuant to the Termination Agreement, the number of shares of the Company’s common stock issuable upon exercise of the Warrant issued pursuant to the Engagement Agreement was reduced to 100,000. The Warrant otherwise remains the same and in full force and effect.

Pursuant to the Termination Agreement, the Company agreed to pay Marathon $50,000 within five business days of receipt by the Company of an aggregate of at least $1,000,000 in cash from the exercise of warrants issued pursuant to the series of subscription agreements entered into by the Company with accredited investors in September and October 2008.

The foregoing description of the Termination Agreement is qualified in its entirety by reference to the Termination Agreement which is attached as an exhibit to this Current Report and is incorporated into this Item by reference.

Item 1.02 Termination of a Material Definitive Agreement

See Item 1.01.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Agreement of Termination and Release, dated December 31, 2008, among Sahara Media Holdings, Inc., Sahara Media, Inc., Marathon Advisors, and Brian Rodriguez

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAHARA MEDIA HOLDINGS, INC.

Dated: January 6, 2009	By:	/s/ Philmore Anderson IV
Name: Philmore Anderson IV
Title: Chief Executive Officer

3